UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):  July 5, 2017
Diebold Nixdorf, Incorporated

(Exact name of registrant as specified in its charter)

Ohio	1-4879	34-0183970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5995 Mayfair Road, P.O. Box 3077, North Canton, Ohio		44720-8077
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (330) 490-4000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to
     Section 13(a) of the Exchange Act.     ☐

Item 2.02 Results of Operations and Financial Condition
On July 5, 2017, Diebold Nixdorf, Incorporated (the “Company”) issued a news release that provided, among other things, a preliminary indication of certain of the Company’s financial results for the second quarter of 2017 compared to the first quarter of 2017.
The information in this report shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Description
99.1	News release of Diebold Nixdorf, Incorporated dated July 5, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold Nixdorf, Incorporated
July 6, 2017	By:	/s/ Christopher A. Chapman
		Name:	Christopher A. Chapman
		Title:	Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	News release of Diebold Nixdorf, Incorporated dated July 5, 2017